SCUDDER
INVESTMENTS(SM)
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BOND/GLOBAL
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Scudder Global Bond
Fund
Fund #061


Semiannual Report
April 30, 2000

The fund seeks to provide total return with an emphasis on current income. Capital appreciation is a secondary objective.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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               4    Letter from the Fund's President

               6    Performance Update

               8    Portfolio Summary

               9    Portfolio Management Discussion

              16    Glossary of Investment Terms

              18    Investment Portfolio

              22    Financial Statements

              25    Financial Highlights

              26    Notes to Financial Statements

              34    Officers and Directors

              35    Investment Products and Services

              37    Scudder Solutions

Scudder Global Bond Fund
--------------------------------------------------------------------------------
ticker symbol       SSTGX                                   fund number      061
--------------------------------------------------------------------------------

Date of             o    Scudder Global Bond Fund provided a total return of
Inception:               -2.60% for the six-month period ended April 30, 2000,
3/1/91                   outperforming the -4.35% return of the Salomon Brothers
                         World Government Bond Index.

Total Net           o    The strength of the U.S. dollar versus the euro and the
Assets as of             yen was a major contributor to volatility in global
4/30/00:                 bond markets during the period.
$70 million
                    o    The fund's U.S. exposure contributed to performance, as
                         yields in the United States, as well as other dollar-bloc countries such as Canada and Australia have been the highest in the Salomon Index. The strong dollar has also made holding U.S. bonds attractive for investors outside of the United States.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Over the past six months, global bond markets have experienced above-average volatility particularly due to significant swings in currency values against the U.S. dollar. The yen moved in a 10% range, and the euro fell by over 10% during the period. In this environment, Scudder Global Bond Fund provided a total return of -2.60%, outperforming the -4.35% return of the Salomon Brothers World Government Bond Index.

As Portfolio Managers Jan Faller and Jeremy Ragus discuss in the interview that begins on page 8, the fund has benefited from currency hedging and country selection. The fund maintained hedges on both the yen and the euro, while remaining underweight in underperforming markets such as Japan. The fund also benefited from being overweight in the dollar-bloc countries of the United States and Canada early in the year when these countries were strong performers.

Going forward, we expect that the U.S. dollar will continue to benefit from the strong U.S. economy, as well as global interest rate differentials. However, the balance of trade, combined with volatile equity markets, could be less favorable for the dollar in the medium term. Thus, Scudder Global Bond Fund will continue to rely on rigorous fundamental and quantitative research, combined with disciplined risk management, to look for opportunities that may develop in other global markets.

Thank you for your continued investment in Scudder Global Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/S/Nicholas Bratt
Nicholas Bratt
President,
Scudder Global Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


                                                        Salomon Brothers
                                                        Currency-Hedged World
      Scudder Global          Salomon Brothers World    Government Bond Index
      Bond Fund               Government Bond Index*    (1-3 years)**


       3/91***   10000                   10000                  10000
       '91       10072                   10154                  10075
       '92       11087                   11408                  10896
       '93       11859                   13304                  11072
       '94       12169                   14028                  12058
       '95       12282                   16202                  12748
       '96       12733                   16683                  13625
       '97       12856                   16808                      0
       '98       13878                   18156                      0
       '99       14952                   19645                      0
       '00       14228                   18964                      0


                          Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Global Bond Fund
--------------------------------------------------------------------------------
1 year                        $  9,515               -4.85%              -4.85%
--------------------------------------------------------------------------------
5 year                        $ 11,584               15.84%               2.98%
--------------------------------------------------------------------------------
Life of Fund***               $ 14,243               42.43%               3.93%
--------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,654               -3.46%              -3.46%
--------------------------------------------------------------------------------
5 year                        $ 11,705               17.05%               3.20%
--------------------------------------------------------------------------------
Life of Fund***               $ 18,965               89.65%               7.29%
--------------------------------------------------------------------------------

* The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 8.32%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

*** The Fund commenced operations on March 1, 1991. Index comparisons begin March 31, 1991.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


           Yearly periods ended April 30


      Scudder Global          Salomon Brothers
      Bond Fund               World Government Bond Index*

      1991***   .83                 .75
      1992    10.08                8.15
      1993     6.97                7.40
      1994     2.61                3.04
      1995      .93                5.72


                                Salomon Brothers
                                Currency-Hedged World
    Scudder Global              Government Bond Index
    Bond Fund                   (1-3 years)**

      1996    3.67                 2.97
      1997    0.97                 0.75
      1998    7.95                 8.02
      1999    7.74                 8.21
      2000   -4.85                -3.46



               1991***  1992   1993  1994   1995   1996   1997   1998  1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)         .83  10.08   6.97  2.61    .93   3.67    .97   7.95  7.74  -4.85
------------------------------------------------------------------------------------
Index Total
Return (%)         .75   8.15   7.40  3.04   5.72   2.97    .75   8.02  8.21  -3.46
------------------------------------------------------------------------------------
Net Asset
Value ($)        11.93  11.95  11.72 11.12  10.39  10.00   9.51   9.62  9.80   8.87
------------------------------------------------------------------------------------
Dividends ($)      .17   1.14   1.01   .91    .84    .76    .60    .63   .55    .45
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --     --    .02    --     --     --     --     --    --     --
------------------------------------------------------------------------------------


* The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 8.32%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

*** The Fund commenced operations on March 1, 1991. Index comparisons begin March 31, 1991.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Geographical Exposure
--------------------------------------------------------------------------------

U.S.                      49.6%
Germany                   15.9%
Canada                     9.7%
Norway                     9.6%
U.K.                       5.1%
France                     2.8%
Argentina                  1.5%
Brazil                     1.5%
Mexico                     1.4%
Bulgaria                   0.6%
Turkey                     0.4%
Venezuela                  0.4%
Peru                       0.3%
Other                      1.2%
----------------------------------
                         100.0%
----------------------------------

The fund's U.S. exposure contributed to performance, as yields in the United States and other dollar-bloc countries became more attractive.


--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------

U.S.                      47.1%
Euro                      19.9%
Japan                      9.6%
Norway                     9.5%
U.K.                       8.0%
Canada                     5.7%
Other                      0.2%
----------------------------------
                         100.0%
----------------------------------


We are currently in a period where interest rates are moving in response to short-term factors, which increases volatility.


--------------------------------------------------------------------------------
Currency Exposure (a)
--------------------------------------------------------------------------------

U.S.                      54.3%
Euro                      21.6%
U.K.                       6.8%
Norway                     6.8%
Japan                      5.6%
Other                      4.9%
----------------------------------
                         100.0%
----------------------------------

The strength of the dollar versus the euro and the yen was a major contributor to volatility in global bond markets.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

--------------------------------------------------------------------------------
Portfolio Management Discussion
                                                                  April 30, 2000

In the following interview, lead portfolio manager Jan Faller and portfolio manager Jeremy Ragus discuss Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2000.

Q: How did the fund perform over the six months ended April 30, 2000?

A: The fund returned -2.60%, outperforming the Salomon Brothers World Government Bond Index (the Salomon Index), which had a -4.35% return over the same period. A significant portion of this negative return is attributable to the strength of the U.S. dollar versus both the euro and the yen. The euro dropped by over 15% during the past six months, and the yen fell by over 3.5%. Thus, even though bonds without the effect of currency provided positive returns over the past six months, the negative currency returns dominated performance.

Q: How would you characterize market conditions during this period?

A: The market demonstrated volatility in a variety of ways. Currency returns were not only negative, as noted above, but also very volatile. The value of the yen against the dollar varied by almost 10% during that time, initially selling off at the beginning of the calendar year and then going up in value dramatically as the Japanese repatriated assets for their fiscal year-end in March. The euro was less volatile simply because it stayed with its downtrend over the entire period. Emerging markets generally were also volatile over the past six months. Initially, Y2K fears kept many participants on the sidelines. Once those fears proved unfounded, many emerging markets bonds performed quite well at the beginning of 2000. More recently, however, rising interest rates around the globe combined with deteriorating fundamentals in a number of countries led to negative returns for emerging markets. Also, volatility for emerging markets has risen notably over the past few months.

Bond markets across the globe were also volatile between countries. Over the past six months, for example, Japan has oscillated between being the best and worst performer in different months. Similarly, the United States also has been among the best and worst performers in different months. Rather than being in an environment where bond returns are dominated by long-term business cycle effects, we are currently in a period where interest rates appear to be moving in response to short-term factors, which increases volatility.

Q:   What were some of the key factors affecting the fund's performance?

A: The two key factors were currency hedging and country selection. The fund outperformed its benchmark because we maintained hedges on both the yen and the euro. The hedge on the yen was greater than that on the euro, unfortunately; the yen fell less in value relative to the dollar. We hedged less against the euro because we felt that it had been oversold and anticipated an increase in value relative to the dollar. While we do anticipate a turn over the medium term, we currently have a substantial hedge on our euro position because capital flows, technical factors, and the struggle by the European Central Bank to gain market influence all are conspiring to keep the euro low.

Fund performance also benefited from country selection. Year-to-date Japan was the second-worst performer in the index. The fund has been consistently underweight in Japanese government bonds because we found their yields unattractive and because we were concerned about the increasing supply of Japanese debt. The fund was overweight in the United Kingdom early in the year when a limited supply of long-term bonds prompted a rally in the long end of the curve even though the curve is significantly inverted. Another benefit was holding an overweight position in the dollar-bloc countries of the United States and Canada early in the year when these countries were strong performers.

Q: How has renewed global growth, along with rising prices for such commodities as oil and gold, affected your strategy?

A: The traditional relationship between growth and inflation, and hence rising global bond yields, has been called into question in this market environment. Certainly in the United States, we have heard much talk of a new paradigm, though more recently we have begun to see a more vigilant Federal Reserve Bank. The question we are currently addressing is whether stable growth with little inflation can manifest itself in the euro-bloc as that area continues to recover. The continued weakness of the euro causes us some concern, however; currently core inflation remains very low in that region. We are not fearful that global growth will lead to rampant inflation in the near term, so we are not particularly bearish in our outlook for global yields. Economic evidence suggests that inflation is currently under control around the globe.

Another reason for a relatively positive outlook for bonds, even with renewed growth, is shrinking supply. With the exception of Japan, every major country is currently reducing its outstanding debt due to a stable fiscal picture and a combination of one-time events which are producing income for the governments. Thus, the environment has led us to pay close attention to the central bank effort to make sure inflation does not get out of control. This environment also has caused us to consider factors other than the traditional growth/inflation relationship that dominates global bond markets.

Renewed global growth has led to rising short-term interest rates around the globe. This monetary tightening could have negative implications for holdings with credit exposure in the portfolio such as corporate bonds or emerging markets debt. Increasing rates tend to decrease risk appetite in the market, leading to wider spreads. Evidence of this phenomenon is already apparent in wider swap spreads, emerging markets spreads, and underperformance of U.S. corporate bonds. We continue to increase the average quality of bonds in the fund and reduce the overall credit exposure as we believe this is an environment where risk appetite could deteriorate further.

Q: The European Monetary Union (EMU) has been in existence for over a year. What effect has the EMU had on European bonds?

A: Certainly the most noticeable effect has been on returns within the euro-bloc countries. Since the introduction of the single currency, the range of returns for the major participant countries has been very narrow. Returns differed across some of the peripheral participant countries due to differences in business cycle, unusual supply-demand dynamics and other country specific factors. So far this year, the range of returns across all the participant countries has been only 0.47%.

While the euro bloc has not dramatically underperformed relative to other regions around the globe, certainly it has been held back by the weakness of the euro. The euro weakness makes bonds less attractive for two reasons. First, a weak currency can potentially be inflationary, which is undesirable for a bondholder. Second, a falling currency hurts the returns of an unhedged bondholder. As long as the negative euro trend continues, buyers of euro-denominated bonds who are taking on currency risk are less likely to be active in the market.

The single currency has helped European corporate issuers reach a broader market. Buyers across all participant countries can now buy corporate debt without currency risk, which has substantially increased the demand for euro-denominated corporates. With demand comes supply, and we have seen a dramatic increase in issuance of corporate debt in the euro bloc over the past year. Similarly, a high yield corporate market has developed over the past year and has performed very well, as again, demand for the high yielding securities has outstripped supply.

Q: What percentage of the portfolio consists of emerging market bonds, and what impact have they had on the fund?

A: Over the past six months, the fund has held about 5% in emerging market bonds, though the amount has varied somewhat as the outlook for emerging markets evolved during the period. Our holdings are concentrated in higher quality issues whose credit spreads tend to be less volatile such as Mexico, Jamaica and Panama. Over the past six months the return on the J.P. Morgan EMBI+ Index was over 11%, so the emerging markets holdings have had a positive impact on the fund's performance. More recently, we have reduced our emerging markets exposure in light of increased Fed vigilance and widening swap spreads which reflect a market environment which could put pressure on emerging markets spreads.

Q: How significant was the fund's U.S. exposure?

A: The fund's U.S. exposure was substantial during much of the past six months. The United States has been attractive for several reasons. Yields in the United States and other dollar-bloc countries such as Canada and Australia have been the highest in the Salomon Index. Even after taking into account inflation, real yields have been quite attractive in the United States. The strong dollar has also made holding U.S. bonds attractive for investors outside of the United States. In addition, the strong dollar has helped keep inflation at bay, preventing yields from rising significantly. Also helping on the inflation front has been the relatively vigilant Fed, which increased interest rates three times over the period, raising the Fed Funds rate from 5.25% to 6.00%.

Further, the budget surplus and Treasury buybacks are putting pressure on the long end of the U.S. yield curve, which has been inverted since mid-January of this year. The lack of inflationary pressure, combined with continued buybacks, suggests that we may have an inverted curve in the U.S. for some time. The United States was one of the best performing markets in the Salomon

Index over the past six months, so owning U.S. bonds helped performance.

Q: Can you discuss some investments that did not fare well?

A: Managing the euro hedge over the past six months has been difficult. The euro fell further than we anticipated, and in two instances when we thought that it would turn and recover, we reduced the hedge only to see it continue to fall further. The pickup in European growth, increase in interest rates and lack of significant inflation in the euro-bloc all appeared to indicate that the currency had potential to increase against the U.S. dollar. Also, it had fallen below nearly any measure of fair value; using the Deutsche mark as a proxy for the euro, the exchange rate is now lower than it has been since the end of 1986. Our performance would have been better if we had simply remained more hedged rather than attempting to call a turn in the currency.

Early this year our active country weights hurt the performance of the fund. We were underweight in Japan because we were concerned about fiscal spending leading to supply pressure in that country; in fact, Japan is the only major country in the index whose outstanding debt is actually increasing. Also, the weakening yen made it appear that the bond market could significantly underperform. Instead, in the month of January, Japan was the second best performing country behind the United States, as the supply was easily absorbed by local buyers even with yields below 2% on their ten-year bonds.

Conversely, we were overweight in the United Kingdom because the lack of supply, strong pound and lack of inflationary pressure made the market appear to be attractive. However, news that substantial changes to the regulations affecting U.K. pension funds caused a significant sell-off in the long end of that market, making the United Kingdom the worst performer in January. We felt that fundamentally the market remained attractive and the sell-off was more than what was justified by the news and held the position, which helped performance in February as the U.K. rebounded to be the third best performer in the Salomon Index in February.

Q: What is your strategy going forward?

A: For the short term, we continue to expect that the U.S. dollar will remain quite strong. Continued economic strength in the United States and current interest rate differentials both favor the dollar. However, the balance of trade and volatile equity markets could be less favorable for the dollar in the medium term. Thus, we remain quite hedged currently, but are looking for signs that the euro will appreciate in value relative to the dollar and once we see a clear reversal in that trend we will consider reducing the hedge. Interest rate differentials and slow growth will continue to put pressure on the yen so we anticipate remaining hedged in that currency for a longer time.

As long as the Fed continues its restrictive monetary policy we feel that credit spreads will remain under pressure. Growth continues to be strong in the United States and at least two more rate hikes by the Fed are expected. Thus we are continuing to opportunistically reduce our exposure to corporate debt and emerging markets. We will continue to emphasize a heavier weighting in government bonds until we see clear indications that the risk aversion now characterizing the market has passed.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Credit Spread    The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and Treasury bonds of comparable maturity. If credit spreads are said to be "narrow," for example, it typically means that the yields of non-government issues have been declining, and their prices rising, compared with Treasury bonds of similar maturity. Such a condition is considered positive for the bond market. In contrast, "widening" spreads are considered to be negative.

        Currency    A significant decline of a currency's value relative to
     Devaluation    other currencies, such as the U.S. dollar, typically
                    resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

        Currency    The price at which one country's currency can be exchanged
   Exchange Rate    into another currency. When a country's currency rises
                    relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

             EMU    The integration of European economies involving, among other
       (European    changes, a move to a single currency for member nations. To
        Monetary    qualify for EMU membership, nations will be required to meet
          Union)    certain guidelines concerning total governmental debt and
                    annual budget deficits, designed to ensure a strong common currency.

         Hedging A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

  Inverted Yield    An unusual situation where short-term interest rates are
           Curve    higher than long-term interest rates. An inverted curve
                    results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years.

 Monetary Policy    The decision of a central bank to control the level of
                    economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

    Total Return    The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

       Weighting    Refers to the allocation of assets -- usually in terms of
    (over/under)    sectors, industries, or countries -- within a portfolio
                    relative to the portfolio's benchmark index or investment universe.

    Yield Spread    The difference in yield between two types of bonds. A
                    mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining and prices rising, compared with Treasury bonds of similar maturities.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                              as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------------

                                                                      Principal
                                                                       Amount         Value ($)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Repurchase Agreements 3.0%
--------------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.68%,
    to be repurchased at $2,080,985 on 5/1/2000*
     (Cost $2,080,000) ......................................        2,080,000        2,080,000

--------------------------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 52.9%
--------------------------------------------------------------------------------------------------

 British Pounds 8.0%
 General Motors Acceptance Corp., 6.875%, 9/9/2004 ..........        2,250,000        3,491,153
 United Kingdom Treasury Bond, 9%, 7/12/2011 ................        1,000,000        2,044,820
                                                                                 --------------
                                                                                      5,535,973
                                                                                 --------------
 Canadian Dollars 5.7%
 Government of Canada, 8.5%, 4/1/2002 .......................        5,550,000        3,896,200
                                                                                 --------------
 Costa Rican Colon 0.1%
 Citibank Time Deposit, 14.5%, 8/1/2000 .....................       11,669,990           38,306
                                                                                 --------------
 Euro 19.9%
 Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ....................        1,900,000        1,624,183
 Federal Republic of Germany, 5%, 5/21/2001 .................        1,700,000        1,554,003
 Federal Republic of Germany, 6.25%, 1/4/2024 ...............        4,000,000        3,911,918
 Ford Motor Credit Corp., 3.75%, 7/12/2004 ..................          930,000          790,699
 Government of France Treasury Note, 4.5%, 7/12/2003 ........        2,170,000        1,948,911
 Rheinische Hypo Bank, 4.5%, 8/26/2003 ......................        4,300,000        3,836,482
                                                                                 --------------
                                                                                     13,666,196
                                                                                 --------------
 Japanese Yen 9.6%
 Federal National Mortgage Association, 2.13%,
    10/9/2007 ...............................................      400,000,000        3,828,160
 Province of Ontario, 1.875%, 1/25/2010 .....................      300,000,000        2,766,907
                                                                                 --------------
                                                                                      6,595,067
                                                                                 --------------
 Norwegian Kroner 9.5%
 Kingdom of Norway, 7%, 5/31/2001 ...........................       58,500,000        6,557,831
                                                                                 --------------
 Turkish Lire 0.1%
 J. P. Morgan Time Deposit, 28%, 5/17/2000 ..................   32,801,006,898           53,660
 J. P. Morgan Time Deposit, 32%, 5/30/2000 ..................   31,122,573,703           50,916
                                                                                 --------------
                                                                                        104,576
                                                                                 --------------

--------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $41,785,729)                        36,394,149
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       18

                                                            Principal
                                                             Amount       Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
U.S Denominated Debt Obligations 44.1%
------------------------------------------------------------------------------------

 Argentine Republic, Collateralized Par Bond, Series L,
    Step-up Coupon, 6%, 3/31/2023 .......................     320,000     223,600
 Banco Nacional de Comercio Exterior S.N.C., 7.25%,
    2/2/2004 ............................................      87,000      82,976
 DaimlerChrysler AG, 7.45%, 3/1/2027 ....................   1,825,000   1,758,990
 Federal National Mortgage Association, 5.125%,
    2/13/2004 ...........................................   2,593,000   2,413,513
 Federative Republic of Brazil, 11.625%, 4/15/2004 ......     232,000     230,376
 Federative Republic of Brazil, 12.75%, 1/15/2020 .......     550,000     527,175
 Federative Republic of Brazil, "New" Money Bond,
    Floating Rate Bond, LIBOR plus .875% (7.44%),
    4/15/2009 ...........................................     155,000     128,263
 Federative Republic of Brazil Global Bond, 10.125%,
    5/15/2027 ...........................................     140,000     109,200
 Government National Mortgage Association
    Pass-thru 7% with various maturities to 3/15/2029 ...   4,495,038   4,323,664
 Government of Jamaica, 10.875%, 6/10/2005 ..............     100,000      98,500
 IBM Corp., 5.375%, 2/1/2009 ............................   2,300,000   2,000,908
 Midland Bank PLC, 7.625%, 6/15/2006 ....................   1,500,000   1,481,190
 Petroliam Nasional BHD, 8.875%, 8/1/2004 ...............     100,000     101,396
 Republic of Argentina, 11%, 12/4/2005 ..................     180,000     175,950
 Republic of Argentina, 11.75%, 4/7/2009 ................     110,000     107,938
 Republic of Argentina, 12%, 2/1/2020 ...................     550,000     543,950
 Republic of Bulgaria, Collateralized Floating Rate
    Interest Reduction Bond, "A", Step-up Coupon,
    2.75%, 7/28/2012 ....................................     350,000     243,250
 Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
    .8125% (7.065%), 7/28/2011 ..........................     240,000     181,200
 Republic of Colombia, 7.625%, 2/15/2007 ................      80,000      58,400
 Republic of Colombia, 9.75%, 4/23/2009 .................     120,000      94,800
 Republic of Panama, Interest Reduction Bond, Step-up
    Coupon, 4.25%, 7/17/2014 ............................     135,000     106,313
 Republic of Peru, Floating Rate Interest Reduction Bond,
    3.75%, 3/7/2017 .....................................     340,000     206,975
 Republic of South Africa, 8.5%, 6/23/2017 ..............     150,000     131,070
 Republic of Turkey, 9.875%, 2/23/2005 ..................     175,000     171,938
 Republic of Venezuela, Debt Conversion Bond, Floating
    Rate Bond, Series DL, LIBOR plus .875%, (7%),
    12/18/2007 ..........................................     190,475     149,047

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                             Principal
                                                              Amount       Value ($)
------------------------------------------------------------------------------------

 Republic of Venezuela Global Bond, 9.25%, 9/15/2027 .....      160,000      102,200
 Republic of the Philippines, 9.875%, 1/15/2019 ..........      110,000       97,075
 Slovak Republic, 9.5%, 5/28/2003 ........................      100,000      101,375
 U.S. Treasury Bond, 7.5%, 11/15/2016 ....................    3,300,000    3,696,528
 U.S. Treasury Bond, 8.5%, 2/21/2020 .....................      795,000      990,896
 U.S. Treasury Note, 7.875%, 8/15/2001 ...................    2,100,000    2,130,513
 U.S. Treasury Note, 5.625%, 12/31/2002 ..................    1,970,000    1,921,361
 U.S. Treasury Note, 5.75%, 8/15/2003 ....................    1,560,000    1,520,516
 U.S. Treasury Note, 6%, 8/15/2004 .......................    1,485,000    1,453,904
 U.S. Treasury Note, 6.5%, 10/15/2006 ....................    1,725,000    1,721,222
 United Mexican States, Floating Rate Discount Bond
    (Detachable Oil Priced Indexed Value Recovery Rights),
    Series D, LIBOR plus .8125% (6.90%), 12/31/2019 ......      500,000      489,375
 United Mexican States Global Bond, 11.375%, 9/15/2016 ...      150,000      169,688
 United Mexican States, 11.5%, 5/15/2026 .................      200,000      235,750

------------------------------------------------------------------------------------
Total U.S. Denominated Debt Obligations (Cost $31,190,740)                30,280,985
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $75,056,469) (a)                 68,755,134
------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $75,056,469. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $6,301,335. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $234,013 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,535,348.

------------------------------------------------------------------------------------
   At April 30, 2000, open futures contracts purchased were as follows:

                                               Aggregate                 Unrealized
                       Expiration                Face                   Appreciation
    Futures               Date     Contracts    Value ($)   Value ($)  (Depreciation)
    ----------------- ------------ ---------  -----------  -----------  ------------
    Euro Bond           6/8/2000      90       8,657,250    8,595,340     (61,910)

   At April 30, 2000, open futures contracts sold were as follows:

                                               Aggregate                 Unrealized
                       Expiration                Face                   Appreciation
    Futures               Date     Contracts    Value ($)   Value ($)  (Depreciation)
    ----------------- ------------ ---------  -----------  -----------  ------------
    U.S. 10-Year Bond   6/1/2000      75       7,397,597    7,271,484      126,113



Total net unrealized appreciation on open futures contracts ............  64,203

    The accompanying notes are an integral part of the financial statements.

    Currency Abbreviation
---------------------------------------------------------------------------
    ARA        Argentine Peso            JPY        Japanese Yen
    BRC        Brazilian Real            KRW        South Korean Won
    CAD        Canadian Dollar           MXP        Mexican Peso
    CLP        Chilean Peso              NOK        Norwegian Kroner
    CNR        Chinese Renminbi          PHP        Philippine Peso
    COP        Colombian Peso            PLZ        Polish Zloty
    EUR        Euro                      SGD        Singapore Dollar
    GBP        British Pound             SKK        Slovakia Koruna
    GRD        Greek Drachmas            THB        Thai Bahts
    HUF        Hungarian Forint          USD        U.S. Dollar
    ILS        Israeli Shekel            ZAR        South African Rand
    IND        Indonesian Rupiah

    The accompanying notes are an integral part of the financial statements.


Financial Statements
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $75,056,469) .....................   $ 68,755,134
Foreign currency, at value .................................................          9,002
Receivable for investments sold ............................................          1,473
Interest receivable ........................................................      1,501,172
Receivable for Fund shares sold ............................................            206
Unrealized appreciation on forward currency exchange contracts .............        535,062
                                                                               ------------
Total assets ...............................................................     70,802,049

Liabilities
--------------------------------------------------------------------------------------------
Due to custodian bank ......................................................         16,991
Payable for investments purchased ..........................................         74,236
Dividends payable ..........................................................        265,542
Payable for Fund shares redeemed ...........................................         14,221
Payable for daily variation margin on open futures contracts ...............            280
Unrealized depreciation on forward currency exchange contracts .............        144,059
Accrued management fee .....................................................         53,496
Accrued reorganization costs ...............................................         26,007
Accrued Directors' fees and expenses .......................................         34,955
Other accrued expenses and payables ........................................        111,728
                                                                               ------------
Total liabilities ..........................................................        741,515
--------------------------------------------------------------------------------------------
Net assets, at value                                                           $ 70,060,534
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (1,004,163) Net unrealized appreciation (depreciation) on:
  Investment securities ....................................................     (6,301,335)
  Futures ..................................................................         64,203
  Foreign currency related transactions ....................................        292,400
Accumulated net realized gain (loss) .......................................     (6,276,766)
Paid-in capital ............................................................     83,286,195
--------------------------------------------------------------------------------------------
Net assets, at value                                                           $ 70,060,534
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($70,060,534 /
   7,894,147 shares of capital stock outstanding, $.01 par value, unlimited    ------------
   number of shares authorized) ............................................   $       8.87
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 2,346,373
                                                                   -----------
Expenses:
Management fee .................................................       285,107
Services to shareholders .......................................       120,040
Custodian and accounting fees ..................................        90,053
Auditing .......................................................        33,676
Legal ..........................................................         8,308
Directors' fees and expenses ...................................        77,971
Reports to shareholders ........................................        17,922
Registration fees ..............................................        66,847
Reorganization .................................................        28,384
Other ..........................................................         7,591
                                                                   -----------
Total expenses, before expense reductions ......................       735,899
Expense reductions .............................................      (196,842)
                                                                   -----------
Total expenses, after expense reductions .......................       539,057
--------------------------------------------------------------------------------
Net investment income (loss)                                         1,807,316
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       (78,075)
Futures ........................................................       296,559
Written options ................................................         3,856
Foreign currency related transactions ..........................       240,186
                                                                   -----------
                                                                       462,526
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (4,635,849)
Futures ........................................................        64,203
Options ........................................................       (31,035)
Foreign currency related transactions ..........................       244,973
                                                                   -----------
                                                                    (4,357,708)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (3,895,182)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(2,087,866)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


---------------------------------------------------------------------------------------
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------
                                                      Six Months
                                                    Ended April 30,     Year Ended
                                                         2000          October 31,
Increase (Decrease) in Net Assets                     (Unaudited)         1999
---------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   1,807,316    $   4,917,726
Net realized gain (loss) on investment transactions         462,526       (1,150,008)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (4,357,708)      (4,713,075)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting ...      (2,087,866)        (945,357)
   from operations
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (1,859,267)      (3,413,831)
Tax return of capital .............................            --         (1,499,196)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................       1,640,754       14,334,815
Reinvestment of distributions .....................       1,140,240        3,565,063
Cost of shares redeemed ...........................     (13,737,070)     (34,802,146)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (10,956,076)     (16,902,268)
                                                      -------------    -------------
Increase (decrease) in net assets .................     (14,903,209)     (22,760,652)
Net assets at beginning of period .................      84,963,743      107,724,395
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $1,004,163 and $952,212,                 -------------    -------------
   respectively) ..................................   $  70,060,534    $  84,963,743
                                                      -------------    -------------
Other Information
---------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       9,093,351       10,857,540
                                                      -------------    -------------
Shares sold .......................................         180,094        1,462,774
Shares issued to shareholders in reinvestment of
   distributions ..................................         125,351          368,311
Shares redeemed ...................................      (1,504,649)      (3,595,274)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (1,199,204)      (1,764,189)
                                                      -------------    -------------
Shares outstanding at end of period ...............       7,894,147        9,093,351
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.


Financial Highlights
------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended October 31,         2000(a)   1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $ 9.34   $ 9.92   $ 9.71   $10.25   $10.53  $10.78
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)    .22      .49      .62      .59      .67     .80
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.47)    (.58)     .21     (.54)    (.28)   (.25)
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     (.25)    (.09)     .83      .05      .39     .55
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income          (.22)    (.33)    (.60)    (.14)    (.42)   (.36)
------------------------------------------------------------------------------------
  Tax return of capital            --     (.16)    (.02)    (.45)    (.25)   (.44)
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (.22)    (.49)    (.62)    (.59)    (.67)   (.80)
------------------------------------------------------------------------------------
Net asset value, end of period $ 8.87   $ 9.34   $ 9.92   $ 9.71   $10.25  $10.53
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (b)            (2.60)**  (.99)    8.91     0.66     3.97    5.43
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       70       85      108      135      217     357
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.81(c)* 1.41     1.48     1.39     1.28    1.20
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.34(c)* 1.16     1.00     1.00     1.00    1.00
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       4.80*    5.04     6.43     6.00     6.67    7.73
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      64.1*   148.5    218.3    256.5    335.7   182.8
------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2000 (Unaudited).

(b)  Total returns would have been lower had certain expenses not been reduced.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.25%, respectively.

*    Annualized

**   Not annualized

     On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents, approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities to lock in the purchase price of a security which it expects to purchase in the near future and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments and the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $7,990,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($686,000), October 31, 2003 ($5,010,000), October 31, 2004 ($737,000), and
October 31, 2007 ($1,557,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, forward foreign currency exchange contracts, and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $19,719,637 and $30,039,249, respectively. Purchases and sales of U.S. Government obligations aggregated $3,612,469 and $4,031,250, respectively.

The aggregate face value of futures contracts opened and closed during the six month ended April 30, 2000 was $53,124,772 and $51,452,108, respectively.

Transactions in written options for the six months ended April 30, 2000 are summarized as follows:

                                Over-the-Counter
                             Options on Currencies
                                 (000 omitted)
                             -----------------------
                                      JPY                  Premiums
                             -----------------------  --------------------

Beginning of Period .........       272,500           $       35,425
Written .....................       272,500                   28,612
Closed ......................      (272,500)                 (35,425)
Exercised ...................            --                       --
Expired .....................      (272,500)                 (28,612)
End of Period ...............            --           $           --

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Effective March 1, 1999, the Adviser agreed not to impose all or a portion of its management fee until February 28, 2001 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended April 30, 2000, the Adviser did not impose a portion of its management fee aggregating $168,069 and the amount imposed aggregated $117,038. This was equivalent to an annual effective rate of 0.31% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $56,563, of which $9,757 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $5,888, of which $3,661 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $38,694, of which $5,435 is unpaid at April 30, 2000.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $20,426. In addition, a one-time fee of $57,545 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,773 of such costs.

D. Commitments

As of April 30, 2000, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $391,003.

                                                                  Net Unrealized
                                                                    Appreciation
                                                    Settlement    (Depreciation)
 Contracts to Deliver     In Exchange For              Date             (U.S.$)
--------------------------------------------------------------------------------
USD            51,177    COP       101,074,773       5/8/2000            (876)
USD            46,693    HUF        12,521,726       5/8/2000          (2,658)
USD            26,812    ILS           109,671       5/9/2000              308
USD            51,177    COP       101,074,773      5/10/2000            (884)

                                                                  Net Unrealized
                                                                    Appreciation
                                                    Settlement    (Depreciation)
 Contracts to Deliver     In Exchange For              Date             (U.S.$)
--------------------------------------------------------------------------------
USD            65,321    KRW        72,833,117      5/10/2000              313
USD            27,199    PLZ           114,395      5/10/2000           (1,677)
USD            52,330    SGD            89,338      5/10/2000               12
COP       101,074,773    USD            51,177      5/10/2000              884
USD            48,606    IND       370,137,660      5/15/2000           (1,961)
USD         1,460,000    JPY       154,649,040      5/15/2000          (27,930)
GBP           940,317    USD         1,516,168      5/15/2000           56,305
NOK        22,331,384    USD         2,742,066      5/15/2000          244,439
JPY       501,034,117    USD         4,662,951      5/15/2000           23,311
USD            25,268    CNR           209,409      5/17/2000               (5)
USD            34,214    ILS           138,600      5/17/2000               38
USD            26,106    THB           988,376      5/22/2000             (120)
USD            39,059    COP        78,352,354      5/24/2000             (119)
USD            52,584    ILS           214,163      5/24/2000              310
USD            73,874    PHP         3,032,528      5/24/2000             (556)
USD            25,388    SGD            42,978      5/24/2000             (208)
USD            40,752    CLP        21,007,656      5/26/2000             (103)
USD            53,612    IND       427,288,437      5/30/2000              155
USD            44,900    KRW        49,749,200      5/30/2000              (61)
USD            32,047    PHP         1,333,155      5/30/2000              168
USD           116,509    ZAR           796,224      5/30/2000              554
USD            49,006    ARA            49,060      5/31/2000               40
USD            42,674    GRD        15,797,729       6/2/2000               (8)
CAD         4,251,374    USD         2,920,000      6/12/2000           47,584
USD            45,732    GRD        15,855,305      6/20/2000           (2,941)
USD           112,975    PLZ           473,986      6/20/2000           (8,635)
USD            24,371    SKK         1,047,933      6/20/2000           (1,526)
EUR            37,937    USD            37,000      6/21/2000            2,384
USD            55,000    BRC           105,875      6/23/2000            2,674
USD            56,847    BRC           104,030      6/23/2000             (177)
USD            81,850    THB         3,086,563      6/23/2000             (623)
USD           123,937    SKK         5,394,234      6/26/2000           (6,381)
USD            61,726    HUF        16,633,305      6/27/2000           (3,592)
USD         1,730,906    EUR         1,805,002      6/30/2000          (83,012)
EUR           870,000    USD           839,289      6/30/2000           45,016
EUR         1,805,002    USD         1,741,285      6/30/2000           93,395
USD            52,418    CLP        27,702,971      7/24/2000              875
USD            69,518    CNR           584,246      7/24/2000              658
USD            13,000    MXP           143,618      9/15/2000            1,743
USD            25,258    ARA            25,538      10/6/2000               21
USD            50,000    ARA            53,925     10/26/2000            3,272

                                                                  Net Unrealized
                                                                    Appreciation
                                                    Settlement    (Depreciation)
 Contracts to Deliver     In Exchange For              Date             (U.S.$)
--------------------------------------------------------------------------------
USD            75,000    MXP           842,250     10/31/2000           10,374
USD            25,520    ARA            26,515      2/23/2001              223
                                                                       391,003


E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                            Robert G. Stone, Jr.
  o President                                o Honorary Director; Chairman
                                               Emeritus of the Board and
Sheryle J. Bolton                              Director, Kirby Corporation
  o Director; Chief Executive Officer,
    Scientific Learning Corporation        Susan E. Dahl*
                                             o Vice President
William T. Burgin
  o Director; General Partner,             Jan C. Faller*
    Bessemer Venture Partners                o Vice President

Keith R. Fox                               Ann M. McCreary*
  o Director; General Partner,               o Vice President
    The Exeter Group of Funds
                                           Gerald J. Moran*
William H. Luers                             o Vice President
  o Director; Chairman and President,
    U.N. Association of America            M. Isabel Saltzman*
                                             o Vice President
Kathryn L. Quirk*
  o Director, Vice President and           John Millette*
    Assistant Secretary                      o Vice President and Secretary

Joan E. Spero                              John R. Hebble*
  o Director; President, Doris Duke          o Treasurer
    Charitable Foundation
                                           Caroline Pearson*
Paul Bancroft III                            o Assistant Secretary
  o Honorary Director; Consultant
                                           *Scudder Kemper Investments, Inc.
Thomas J. Devine
  o Honorary Director; Consultant

William H. Gleysteen, Jr.
  o Honorary Director; Consultant;
    Guest Scholar, Brookings Institution

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT061400
61-6-40

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group